PRIMECAP ODYSSEY FUNDS

PRIMECAP ODYSSEY STOCK FUND
PRIMECAP ODYSSEY GROWTH FUND
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

Supplement dated July 10, 2024 to the
Prospectus dated February 28, 2024

Effective June 10, 2024, certain titles were changed for the Portfolio Managers.
Accordingly, the titles as shown on pages 6, 11, 16, 24, and 25 of the Funds’ Prospectus are amended as shown below:
Theo A. Kolokotrones, Emeritus Chairman, Joel P. Fried, Chairman, Alfred W. Mordecai, President, M. Mohsin Ansari, Vice Chairman, and James Marchetti, Executive Vice President, each independently manages a portion of each Fund. Each of Messrs. Kolokotrones, Fried, and Mordecai has managed his respective portion of each Fund since its inception in 2004. Mr. Ansari has managed his portion of each Fund since April 2012. Mr. Marchetti has managed his portion of each Fund since January 2014.
Please retain this supplement with your Prospectus

PRIMECAP ODYSSEY FUNDS

PRIMECAP ODYSSEY STOCK FUND
PRIMECAP ODYSSEY GROWTH FUND
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

Supplement dated July 10, 2024 to the
Statement of Additional Information (the “SAI”) dated February 28, 2024

Effective June 10, 2024, Theo A. Kolokotrones resigned as a Co-Chief Executive Officer.
Accordingly, the Executive Officer Table has been replaced in its entirety with the following information beginning on page 18 of the SAI:
Executive Officers. The table below sets forth certain information about each of the Trust’s executive officers. The address for each executive officer is 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Joel P. Fried Age: 62	Co-Chief Executive Officer and Trustee	Indefinite; Since September 2004	Chairman, Director, and Portfolio Manager, PRIMECAP Management Company.
Alfred W. Mordecai Age: 56	Co-Chief Executive Officer	Indefinite; Since October 2012	President, Director, and Portfolio Manager, PRIMECAP Management Company.
Michael J. Ricks[1] Age: 46	Chief Administrative Officer and Secretary	Indefinite; Since March 2011	Vice President, PRIMECAP Management Company, Director of Fund Administration, PRIMECAP Management Company (since March 2011); Chief Compliance Officer, PRIMECAP Odyssey Funds (February 2019 - February 2020); Chief Compliance Officer PRIMECAP Management Company (March 2019 - March 2020).
Jennifer Ottosen Age: 64	Chief Compliance Officer, AML Compliance Officer	Indefinite; Since February 2020	Chief Compliance Officer, PRIMECAP Odyssey Funds (February 2020 - Present); Chief Compliance Officer, PRIMECAP Management Company (March 2020 - present); Sr. Compliance Officer, PRIMECAP Management Company (May 2019 to March 2020); CCO Dividend Assets Capital, LLC (October 2016 - May 2019).
Julietta Martikyan[1] Age: 40	Chief Financial Officer and Treasurer	Indefinite; since December 2023	Director of Administration and Compliance, PRIMECAP Management Company (since October 2021); Vice President U.S. Bank Global Fund Services (February 2010-October 2021).
[1] Michael Ricks resigned as the Chief Financial Officer and Julietta Martikyan was elected as the Chief Financial Officer and Treasurer effective December 11, 2023.

Additionally, the disclosure entitled “MANAGEMENT--Investment Advisor,” first paragraph on page 23 is amended and restated in its entirety as follows:

Investment Advisor

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), each Fund is managed by PRIMECAP Management Company, located at 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105, an investment advisor registered with the Commission. PRIMECAP Management Company is controlled by Theo A. Kolokotrones and Joel P. Fried. Messrs. Kolokotrones and Fried, together with Alfred W. Mordecai, M. Mohsin Ansari, and James Marchetti, who also hold ownership stakes in the Advisor, serve as directors of the firm. Mr. Kolokotrones serves as its Emeritus Chairman, Mr. Fried as its Chairman, Mr. Mordecai as its President, Mr. Ansari as Vice Chairman, and Mr. Marchetti as its Executive Vice President.

Additionally, the disclosure entitled “MANAGEMENT--Portfolio Holdings,” on page 29 is amended and restated in its entirety as follows:

Portfolio Holdings

The Trust publishes the Funds’ complete portfolio schedules at the end of the second and fourth fiscal quarters in its Semiannual and Annual Reports within 60 days of the end of the quarter, and in filings of such Reports with the Commission on Form N-CSR within ten days of mailing of such reports to shareholders. The Trust files the Funds’ complete portfolio schedules as of the end of the first and third fiscal quarters with the Commission on Form N‑PORT within 60 days of the end of the quarter. In addition to the required regulatory filings, the Funds may choose to disclose calendar quarter-end portfolio information, including portfolio characteristics and a list of the top 10 holdings of each Fund, approximately 10 days following each calendar quarter end. Approximately 30 days following each calendar quarter end, each Fund’s full portfolio holdings are posted to the Funds’ website. At the Fund’s and Advisor’s discretion, the Fund may post month-end portfolio holdings data to the Funds’ website approximately 30 days after the month-end. After portfolio holdings are posted to the Funds’ website, the Advisor may provide the same data to any shareholder or financial intermediary.

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings, pursuant to which the securities activities engaged in or contemplated for the Funds or the securities held by the Funds may not be disclosed to any person except for the following disclosures: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) pursuant to a regulatory request or as otherwise required by law; or (4) to persons approved in writing by the Chief Compliance Officer (the “CCO”) of the Trust. Any disclosure made pursuant to item (4) above is subject to confidentiality requirements, may only be made for legitimate business purposes, and will be reported to the Board of Trustees at its next quarterly meeting.

The release of all non-public information by the Trust is subject to confidentiality requirements. With respect to persons providing services to the Trust, information related to the Trust is required to be kept confidential pursuant to the Trust’s agreements with such service providers. The Trust’s independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations. The Trust provides portfolio holdings information to mutual fund rating agencies only after such information is filed with the Commission on Form N-CSR or Form N-PORT, as applicable.

As of October 31, 2023, the Trust has ongoing business arrangements with the following entities which involve making non-public portfolio holdings information available to such entities as an incidental part of the business services they provide to the Trust: (1) U.S. Bank Global Fund Services, the Administrator; (2) U.S. Bank National Association (the “Custodian”) pursuant to agreements with such entities under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (3) PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm; and (4) Morgan, Lewis & Bockius LLP, attorneys engaged by the Trust to whom the Trust provides portfolio holdings information as needed with no lag times after the date of the information. In addition, the Funds’ portfolio holdings are disclosed to FactSet Research Systems, EZE Software Group, and Glass, Lewis & Co. (“Glass Lewis”) on a daily basis as part of ongoing arrangements that serve legitimate business purposes. Additionally, the Advisor uses Northern Trust Corporation – Investment Operations Outsourcing (“NT - IOO”) as its middle office service provider. In its capacity as middle office service provider, NT-IOO keeps the Advisor’s investment book of record and has access to each Fund’s holdings.

Neither the Trust, the Advisor, nor any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Trust to such entities for the services provided by them to the

Trust). In the event of a conflict between the interests of Fund shareholders and those of the Advisor, the Trust’s principal underwriter, or any affiliated person of the Trust, the Advisor, or the Trust’s principal underwriter, the CCO will make a determination in the best interests of the Funds’ shareholders and will report such determination to the Board of Trustees at the end of the quarter in which such determination was made.

The Advisor provides investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of a Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisor or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

Please retain this supplement with your SAI